QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 23, 2018, in the Registration Statement (Form S-1) and related Prospectus of Scholar Rock Holding Corporation dated April 27, 2018.

/s/ Ernst & Young LLP

Boston, Massachusetts
April 27, 2018

QuickLinks

  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm